           The Registrant requests that this Registration Statement become effective immediately upon filing in accordance with Rule 462

   AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON FEBRUARY 1, 1995

                                                   Registration No. 33-______
================================================================================

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM S-8
           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                            FIRSTMERIT CORPORATION
                    (F/K/A FIRST BANCORPORATION OF OHIO)
              (EXACT NAME OF ISSUER AS SPECIFIED IN ITS CHARTER)

                  OHIO                            34-133938
        (STATE OF INCORPORATION) (I.R.S. EMPLOYER IDENTIFICATION NUMBER)

               III CASCADE PLAZA, 7TH FLOOR, AKRON, OHIO 44308
             (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

                         1985 FIRSTMERIT CORPORATION
                               STOCK PLAN (CV)
                                     AND
                         1993 FIRSTMERIT CORPORATION
                               STOCK PLAN (CV)
                           (FULL TITLE OF THE PLAN)

                TERRY E. PATTON, SECRETARY AND GENERAL COUNSEL
   FIRSTMERIT CORPORATION, III CASCADE PLAZA, 7TH FLOOR, AKRON, OHIO 44308
                                (216) 384-8000
                   (NAME AND ADDRESS OF AGENT FOR SERVICE)

                                   COPY TO:
                   Kevin C. O'Neil, Esq., Brouse & McDowell
         500 First National Tower, Akron, Ohio  44308  (216) 535-5711

                                             CALCULATION OF REGISTRATION FEE
- ---------------------------------------------------------------------------------------------------------------
                                                 Proposed                Proposed
  Title of                                        Maximum                Maximum
Securities                    Amount             Offering               Aggregate             Amount of
   to be                      to be              Price Per               Offering            registration
Registered                  Registered            Share 1                Price 1                 fee
- ---------------------------------------------------------------------------------------------------------------
Common Stock              355,311 shares         $22.25                $7,905,670               $2,727
- ---------------------------------------------------------------------------------------------------------------

1 Estimated solely for the purpose of calculating the registration fee, pursuant to Rule 457(h) and Rule 457(c) under the Securities Act of 1933 on the basis of the average of the high and low prices reported in the consolidated reporting system for the Common Stock of FirstMerit Corporation on January 25, 1995.

                                     PART I


ITEM 1.  PLAN INFORMATION*


ITEM 2.  REGISTRANT INFORMATION AND EMPLOYEE PLAN ANNUAL INFORMATION*

    * Information required by Part I to be contained in the Section 10(a) prospectus is omitted from the Registration Statement in accordance with Rule 428 under the Securities Act of 1933 and the Note to Part I on Form S-8.


                                    PART II

ITEM 3.  INCORPORATION OF DOCUMENTS BY REFERENCE

    The following documents filed by FirstMerit Corporation (f/k/a, First Bancorporation of Ohio) ("Company") with the Securities and Exchange Commission ("Commission") under the Securities Exchange Act of 1934 ("Exchange Act") are herein incorporated by reference:

    (1)  Annual Report on Form 10-K for its fiscal year ended December 31, 1993;

    (2) Notice of 1994 Annual Meeting of its Shareholders and Proxy Statement dated February 22, 1994;

    (3) Current Report on Form 8-K dated August 16, 1994 and Current Report on Form 8-K dated December 19, 1994;

    (4) Quarterly Reports on Form 10-Q for the periods ended March 31, 1994, June 30, 1994 and September 30, 1994;

    (5)  Form 10-C dated December 19, 1994; and

    (6)  Form S-4 filed September 16, 1994 and Form S-4/A filed October 26,
1994.

    All documents filed by the Company with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act, prior to the filing of a post-effective amendment which indicates that all securities offered have been sold or which deregisters all securities then remaining unsold, shall be deemed to be incorporated by reference in this registration statement and to be part hereof from the date of filing such documents.


ITEM 4.  DESCRIPTION OF SECURITIES

         Not Applicable


ITEM 5.  INTERESTS OF NAMED EXPERTS AND COUNSEL

    The validity of the issuance of the shares of the Company's Common Stock described herein has been passed upon for the Company by Brouse & McDowell, 500 First National Tower, Akron, Ohio 44308-1471, (216) 535-5711. Philip A. Lloyd, II, a partner of Brouse & McDowell, is a Director of the Company and beneficially owns 149,232 shares of the Company's Common Stock.

ITEM 6.  INDEMNIFICATION OF DIRECTORS AND OFFICERS

    Pursuant to Article Sixth of the Restated Articles of Incorporation of the Company, directors, officers, employees or agents of the Company, or persons serving at its request as directors, trustees, officers, employees or agents of any other entity or enterprise, are entitled to indemnification for all liabilities and expenses reasonably incurred in connection with any claim, action, suit or proceeding, civil, criminal, administrative or investigative, to which any person shall be made a party by reason of his being or having been a director, officer, employee or agent of the Company, or his acting or having acted as a director, officer, employee or agent of any other entity or enterprise upon the Company's request; provided, however, that such person acted in good faith and in a manner he reasonably believed to be in the best interests of the Company or not opposed to the best interest of the Company or such other entity or enterprise and, with respect to a criminal proceeding, where such person had no reasonable cause to believe his conduct was unlawful. Indemnification does not extend to any actions or proceedings in which a person is adjudged liable for negligence or misconduct in the performance of his duties to the Company or such other entity, except for amounts which a court, upon application and despite an adjudication of liability, may deem proper in view of all of the circumstances of the case.

    Article Sixth further provides that the termination of any claim, action, suit or proceeding, civil or criminal, by settlement, judgment, conviction or plea of nolo contendere shall not create a presumption that the person failed to meet any standard of conduct set forth in Article Sixth. Any person who has been wholly successful in the opinion of counsel shall be entitled to indemnification as a matter of right. Except as provided in the preceding sentence, indemnification shall be made by the Company if: (1) a quorum of disinterested members, or members who have been wholly successful with respect to such claim, action, suit or proceeding of the Board of Directors of the Company determine that such person has met the standards of conduct set forth in Article Sixth, (2) independent legal counsel set forth an opinion that such person has met the standards of conduct set forth in Article Sixth, (3) indemnification is approved by the affirmative vote of the majority of shareholders of the Company entitled to vote on such proposal, or (4) indemnification is approved by the court where any such suit, action or proceeding is brought. The Company may advance, prior to final disposition, expenses incurred with respect to any claim, action, suit or proceeding upon receipt of an undertaking by or on behalf of the recipient to pay such amount unless it is ultimately determined that he is entitled to indemnification. These rights of indemnification inure to the benefit of the heirs of any person entitled thereto.

    The rights provided in Article Sixth are in addition to any rights provided by contract or as a matter of law. Ohio Revised Code Section 1701.13(E) includes indemnification provisions similar to Article Sixth. Section 1701.13(E) further authorizes a corporation to purchase and maintain insurance on behalf of any director, trustee, officer, employee or agent for any liability asserted against him or arising out of his status as such. The Company presently maintains insurance for the benefit of persons entitled to indemnification by it.


ITEM 7.  EXEMPTION FROM REGISTRATION CLAIMED

         Not Applicable


ITEM 8.  EXHIBITS

         See "Index to Exhibits."

ITEM 9.  UNDERTAKINGS

                 UNDERTAKING TO FILE POST-EFFECTIVE AMENDMENTS

    (a)  The undersigned registrant hereby undertakes:

         (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

                 (i) to include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

                 (ii) to reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement;

                 (iii) to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

    provided, however, that paragraphs (a)(1)(i) and (ii) do not apply if the registration statement is on Form S-3, S-8, and the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed by the registrant pursuant to Section 13 or
    Section 15(d) of the Securities Exchange Act of 1934 that are incorporated by reference in the registration statement.

         (2) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

         (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

            UNDERTAKING AS TO LIABILITY UNDER SECURITIES ACT OF 1933

    (b) The undersigned Registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the registrant's annual report pursuant to Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Securities Exchange Act of 1934) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

                   UNDERTAKING WITH REGARD TO INDEMNIFICATION

    (c) Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person of the registrant in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                            [Signature Page Is Next]

[95250(v.1)]

                                   SIGNATURES


    Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Akron, State of Ohio, on February 1, 1995

                                        FIRSTMERIT CORPORATION


                                        By:   /s/ Terry E. Patton
                                             ---------------------------------
                                              Terry E. Patton, Senior Vice
                                              President, Secretary and General
                                              Counsel

    Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

              SIGNATURE                               TITLE                                   DATE
  /s/ Howard L. Flood                                                                   February 1, 1995
- ------------------------------------------
Howard L. Flood                                 Director, President and
                                                Chief Executive Officer
                                                (Principal Executive Officer)


  /s/ Gary J. Elek                                                                      February 1, 1995
- ------------------------------------------
Gary J. Elek                                    Senior Vice President and
                                                Treasurer (Principal
                                                Financial Officer and Principal
                                                Accounting Officer)


 John C. Blickle*                                                                       February 1, 1995
- ------------------------------------------
John C. Blickle                                 Director


 Robert M. Carter*                                                                      February 1, 1995
- ------------------------------------------
Robert M. Carter                                Director


                                                                                        February _, 1995
- ------------------------------------------
Richard A. Chenoweth                            Director


 Elizabeth A. Dalton*                                                                   February 1, 1995
- ------------------------------------------
Elizabeth A. Dalton                             Director


                                                                                        February _, 1995
- ------------------------------------------
Terry L. Haines                                 Director

 Richard L. Hardgrove*                                                                  February 1, 1995
- ------------------------------------------
Richard L. Hardgrove                            Director


 Clifford J. Isroff*                                                                    February 1, 1995
- ------------------------------------------
Clifford J. Isroff                              Director


 Philip A. Lloyd, II*                                                                   February 1, 1995
- ------------------------------------------
Philip A. Lloyd, II                             Director


 Robert G. Merzweiler*                                                                  February 1, 1995
- ------------------------------------------
Robert G. Merzweiler                            Director


 Stephen E. Myers*                                                                      February 1, 1995
- ------------------------------------------
Stephen E. Myers                                Director


 Gilbert H. Neal*                                                                       February 1, 1995
- ------------------------------------------
Gilbert H. Neal                                 Director


 Roger T. Read*                                                                         February 1, 1995
- ------------------------------------------
Roger T. Read                                   Director


 Justin T. Rogers, Jr.*                                                                 February 1, 1995
- ------------------------------------------
Justin T. Rogers, Jr.                           Director


 Del Spitzer*                                                                           February 1, 1995
- ------------------------------------------
Del Spitzer                                     Director





                               Power of Attorney

    *Terry E. Patton, pursuant to the Power of Attorney executed by each of the directors, officers and committee members listed and indicated as signing above, and filed with the Securities and Exchange Commission as an Exhibit to this registration statement, by signing his name hereto does hereby sign and execute this registration statement on behalf of each of the directors, officers and committee members listed and indicated as signing above in the capacity or capacities in which the name of each appears.


Dated: February 1, 1995                    By:    /s/ Terry E. Patton
                                                 ----------------------------
                                                Terry E. Patton

                               INDEX OF EXHIBITS


         5 Opinion of Brouse & McDowell, counsel for FirstMerit Corporation regarding legality of the securities to be registered

         10(a)   1985 FirstMerit Corporation Stock Plan (CV)
         10(b)   1993 FirstMerit Corporation Stock Plan (CV)

         23(a)   Consent of Coopers & Lybrand

         23(b) Consent of Brouse & McDowell, counsel for FirstMerit Corporation (contained in the opinion of Brouse & McDowell filed herewith as Exhibit 5)

         24      Power of Attorney